Gulf South Bank Conference May 3, 2021

Certain comments in this presentation contain certain forward looking statements (as defined in the Securities Exchange Act of 1934 and the regulations thereunder). Forward looking statements are not historical facts but instead represent only the beliefs, expectations or opinions of Home Bancorp, Inc. and its management regarding future events, many of which, by their nature, are inherently uncertain. Forward looking statements may be identified by the use of such words as: “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, or words of similar meaning, or future or conditional terms such as “will”, “would”, “should”, “could”, “may”, “likely”, “probably”, or “possibly.” Forward looking statements include, but are not limited to, financial projections and estimates and their underlying assumptions; statements regarding plans, objectives and expectations with respect to future operations, products and services; and statements regarding future performance. Such statements are subject to certain risks, uncertainties and assumption, many of which are difficult to predict and generally are beyond the control of Home Bancorp, Inc. and its management, that could cause actual results to differ materially from those expressed in, or implied or projected by, forward looking statements. The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward looking statements: (1) economic and competitive conditions which could affect the volume of loan originations, deposit flows and real estate values; (2) the levels of noninterest income and expense and the amount of loan losses; (3) competitive pressure among depository institutions increasing significantly; (4) changes in the interest rate environment causing reduced interest margins; (5) general economic conditions, either nationally or in the markets in which Home Bancorp, Inc. is or will be doing business, being less favorable than expected; (6) political and social unrest, including acts of war or terrorism; (7) we may not fully realize all the benefits we anticipated in connection with our acquisitions of other institutions or our assumptions made in connection therewith may prove to be inaccurate; or (8) legislation or changes in regulatory requirements adversely affecting the business of Home Bancorp, Inc. Home Bancorp, Inc. undertakes no obligation to update these forward looking statements to reflect events or circumstances that occur after the date on which such statements were made. As used in this report, unless the context otherwise requires, the terms “we,” “our,” “us,” or the “Company” refer to Home Bancorp, Inc. and the term the “Bank” refers to Home Bank, N.A., a national bank and wholly owned subsidiary of the Company. In addition, unless the context otherwise requires, references to the operations of the Company include the operations of the Bank. For a more detailed description of the factors that may affect Home Bancorp’s operating results or the outcomes described in these forward-looking statements, we refer you to our filings with the Securities and Exchange Commission, including our annual report on Form 10-K for the year ended December 31, 2020. Home Bancorp assumes no obligation to update the forward-looking statements made during this presentation. For more information, please visit our website www.home24bank.com. Non-GAAP Information This presentation contains financial information determined by methods other than in accordance with generally accepted accounting principles (“GAAP”). The Company's management uses this non-GAAP financial information in its analysis of the Company's performance. In this presentation, information is included which excludes acquired loans, intangible assets, impact of the gain (loss) on the sale of a banking center, the impact of merger-related expenses and one-time tax effects. Management believes the presentation of this non-GAAP financial information provides useful information that is helpful to a full understanding of the Company’s financial position and core operating results. This non-GAAP financial information should not be viewed as a substitute for financial information determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP financial information presented by other companies. Forward Looking Statements | 2

Our Company • Head quartered in Lafayette, LA • Founded in 1908 • IPO completed October 2008 • Ticker symbol: HBCP (NASDAQ Global) • Market Cap: $325 million at April 28, 2021 • Total Assets: $2.7 billion at March 31, 2021 • 40 locations across south LA and western MS • Ownership (S&P Global as of April 28, 2021) • Institutional = 39% • Insider/ESOP = 13% | 3

H om e B an k T ot al A ss et s ($ in m ill io ns ) 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Mar-21 YTD 500 1,000 1,500 2,000 2,500 3,000 Asset Growth Acquired Bank Date Assets ($ in MM) (at completion) % of TBV (at announcement) # of Branches Consideration Statewide Bank March 2010 $199 FDIC-assisted 6 All Cash Guaranty Savings Bank July 2011 257 95% 5 All Cash Britton & Koontz Bank February 2014 301 90% 8 All Cash Bank of New Orleans September 2015 346 126% 4 All Cash St. Martin Bank & Trust December 2017 597 183% 12 ~80% Stock, 20% Cash(1) (1) Cash is comprised of an aggregate $19.5 million special cash distribution paid by St. Martin Bancshares to its shareholders. Statewide Bank Guaranty Savings Bank Britton & Koontz Bank Bank of New Orleans St. Martin Bank & Trust CAGR = 14.3% as of March 31, 2021 | 4

($ in millions) $9.2 $7.3 $9.9 $12.6 $16.0 $16.8 $31.6 $27.9 $24.8 $11.9 Q1 Q2 Q3 Q4 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 $0 $10 $20 $30 $40 Net Income test $1.28 $1.06 $1.42 $1.79 $2.25 $2.28 $3.40 $3.05 $2.85 $1.41 Q1 Q2 Q3 Q4 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 $0.00 $1.00 $2.00 $3.00 $4.00 Diluted EPS Earnings • Q1 2021 positively impacted by the release of $1.7 million from the allowance for loan losses primarily due to improvements in economic conditions related to COVID-19. • 2020 negatively impacted by CECL adoption and COVID-19. Provision for loan losses was $13 million for 2020, up $10 million compared to 2019. | 5

Profitability 0.94 1.04 1.04 1.46 1.27 0.99 1.85 1.03 1.05 1.26 1.50 1.27 0.99 1.85 GAAP Non-GAAP 2015 2016 2017 2018 2019 2020 Mar-21 YTD 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 1.2% 1.4% 1.6% 1.8% 2.0% Return on Average Assets 7.8 9.2 8.6 10.9 9.0 7.8 14.8 8.6 9.3 10.5 11.1 9.0 7.8 14.8 GAAP Non-GAAP 2015 2016 2017 2018 2019 2020 Mar-21 YTD 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% Return on Average Equity 8.5 10.3 9.7 14.8 11.8 10.2 18.7 9.3 10.4 11.7 15.1 11.9 10.2 18.7 ROATCE ROATCE - Adjusted 2015 2016 2017 2018 2019 2020 Mar- 21 YTD 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% Return on Tangible Common Equity 66.4 63.6 59.3 60.0 63.3 59.1 54.8 64.1 63.0 57.9 58.0 62.9 59.1 54.8 GAAP Non-GAAP 2015 2016 2017 2018 2019 2020 Mar- 21 YTD 50.0% 55.0% 60.0% 65.0% 70.0% Efficiency Ratio (1) See appendix for reconciliation of Non-GAAP items. (1) | 6

Lo an B al an ce O ut st an di ng ( $ in m ill io ns ) Originated Acquired PPP Loans Originated growth % (annualized & excluding PPP) 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Mar-21 YTD — 250 500 750 1,000 1,250 1,500 1,750 2,000 2,250 Steady Organic Loan Growth (excludes acquisition accounting) 0% 7% 24% 13% 18% 19% 11% 12% 6% 16% 15% 12% CAGR Excluding PPP Loans: Total Loan CAGR = 14% Originated Loan CAGR = 12% Net PPP loans at March 31, 2021 = $236 million with $8.3 million in remaining deferred lender fees | 7 0%

Loan Portfolio Excluding PPP Loans as of March 31, 2021 CRE, 47% 1-4 Mortgage, 22% C&D, 14% C&I, 11% Home Equity, 4% Consumer, 2% Composition Market Diversification Acadiana, 39% New Orleans, 32% Northshore, 15% Baton Rouge, 12% Mississippi, 2% | 8

COVID-19 Impact (dollars in thousands, except per share data) 1Q 2021 1Q 2020 % Change Earnings Interest income excluding PPP income $ 23,034 $ 25,249 (9) % PPP income 3,894 — — Interest expense 1,833 3,926 (53) Net interest income 25,095 21,323 18 Provision for loan losses (1,703) 6,257 (127) Noninterest income 4,060 3,358 21 Noninterest expense 15,966 15,416 4 Net income 11,928 2,482 381 ROA 1.85% 0.45% 311 Balance Sheet Assets $ 2,707,517 $ 2,248,251 20 % PPP loans 235,681 — — Loans excluding PPP loans 1,744,187 1,739,142 — Cash and cash equivalents 282,700 64,102 341 Allowance for loan losses (29,993) (28,490) 5 Total deposits 2,328,365 1,857,501 25 Yields Loans 5.21% 5.43% (4) % Loans excluding PPP loans(1) 5.03 5.43 (7) Deposits 0.42 1.07 (61) Net interest margin 4.14 4.18 (1) Capital Tier 1 leverage capital 9.89% 10.84% (9) % Total risk based captal 15.37 14.88 3 | 9 (1) See appendix for reconciliation of Non-GAAP items.

# Quarterly Financial Highlights

Home HB Bancorp, Inc.

| (dollars in thousands, except per share data) | 1Q 2020 | 2Q 2020 | 3Q 2020 | 4Q 2020 | 1Q 2021 |
|---|---|---|---|---|---|
| **Profitability** | | | | | |
| Net income | $ 2,482 | $ 2,921 | $ 8,782 | $ 10,580 | $ 11,928 |
| Diluted EPS | 0.27 | 0.33 | 1.01 | 1.24 | 1.41 |
| Pre-tax, pre-provision earnings[1] | 9,265 | 10,067 | 10,950 | 13,253 | 13,189 |
| ROA | 0.45 % | 0.46 % | 1.35 % | 1.62 % | 1.85 % |
| ROE | 3.2 | 3.7 | 11.1 | 13.2 | 14.8 |
| ROATCE[1] | 4.4 | 5.1 | 14.3 | 16.9 | 18.7 |
| Efficiency ratio | 62.5 | 60.6 | 59.5 | 54.7 | 54.8 |
| Annualized pre-tax, pre-provision earnings / assets[1] | 1.68 | 1.58 | 1.69 | 2.03 | 2.04 |
| **Balance Sheet** | | | | | |
| Assets | $ 2,248,251 | $ 2,636,432 | $ 2,578,735 | $ 2,591,850 | $ 2,707,517 |
| Loans | 1,739,142 | 1,965,925 | 1,955,297 | 1,979,954 | 1,979,868 |
| PPP loans | — | 249,623 | 254,487 | 221,220 | 235,681 |
| Loans excluding PPP loans | 1,739,142 | 1,716,302 | 1,700,810 | 1,758,734 | 1,744,187 |
| Cash and cash equivalents | 64,102 | 234,255 | 185,836 | 187,952 | 282,700 |
| Allowance for loan losses | (28,490) | (33,823) | (33,002) | (32,963) | (29,993) |
| Total deposits | 1,857,501 | 2,266,704 | 2,207,494 | 2,213,821 | 2,328,365 |
| **Per Share Data** | | | | | |
| Share price | $ 24.42 | $ 26.75 | $ 24.15 | $ 27.99 | $ 36.05 |
| Book value | 34.50 | 34.69 | 35.68 | 36.82 | 37.73 |
| Tangible book value[1] | 27.43 | 27.58 | 28.49 | 29.60 | 30.52 |
| Price / tangible book balue per share | 89 % | 97 % | 85 % | 95 % | 118 % |
| Dividend paid | $ 0.22 | $ 0.22 | $ 0.22 | $ 0.22 | $ 0.22 |

(1) See appendix for reconciliation of Non-GAAP items.

HB | 10

Select Industry Exposure (as of March 31, 2021) Retail, 11% Hotels and short- term rentals, 5% Restaurants and bars, 4% Energy, 2% Other, 78% Loans Excluding PPP COVID-19 Loan Deferrals As of Deferred Amount (in millions) % of Total Loans 6/30/2020 $559 28% 9/30/2020 $70 4% 12/31/2020 $36 2% 3/31/2021 $28 1% (dollars in thousands) Total PPP Loans Loans Excluding PPP Allowance % ALL by Industry % ALL by Industry Excluding PPP NPL's NPL's / Total Loans NPL's / Loans Excluding PPP Retail CRE $ 184,807 $ — $ 184,807 $ 6,027 3.26% 3.26% $ 2,735 0.14% 0.16 % Hotels and short-term rentals 102,282 7,168 95,114 5,052 4.94 5.31 743 0.04 0.04 Restaurants and bars 104,063 38,439 65,624 2,631 2.53 4.01 — — — Energy 44,651 14,805 29,846 1,412 3.16 4.73 2,522 0.13 0.14 Credit Cards 3,570 — 3,570 358 10.03 10.03 — — — Other 1,540,495 175,269 1,365,226 14,513 0.94 1.06 9,693 0.48 0.56 Total $ 1,979,868 $ 235,681 $ 1,744,187 $ 29,993 1.51% 1.72% $ 15,693 0.79% 0.90% | 11

($ in m ill io ns ) $17.9 $4.6 $12.7 $(2.3) $(1.7) $(1.3) $22.5 $33.0 $30.0 Dec 2019 CECL Impact Day 1 ALL Provision Net Charge- offs Dec 2020 Provision Net Charge- offs Mar 2021 $0 $10 $20 $30 $40 • Day 1 ALL / total loans = 1.31% • Reversal of ALL in 2021 reflected improvement in our assessment of economic conditions • Charge-offs in 2020 and 2021 primarily related to five commercial relationships classified as substandard prior to 2020 Changes in ALL CECL Adoption 2020 (dollars in thousands) 3/31/2020 6/30/2020 9/30/2020 12/31/2020 3/31/2021 Total Loans $ 1,739,142 $ 1,965,925 $ 1,955,297 $ 1,979,954 $ 1,979,868 Less: PPP Loans — 249,623 254,487 221,220 235,681 Loans Excluding PPP Loans $ 1,739,142 $ 1,716,302 $ 1,700,810 $ 1,758,734 $ 1,744,187 Nonperforming Loans $ 26,921 $ 25,998 $ 22,853 $ 18,679 $ 15,693 ALL / Total Loans 1.64% 1.72% 1.69% 1.66% 1.51 % ALL / Loans Excluding PPP 1.64% 1.97% 1.94% 1.87% 1.72 % ALL / NPL's 106% 130% 144% 176% 191 % ALL / Assets 1.27% 1.28% 1.28% 1.27% 1.11% | 12 1Q 2021

Credit Quality Trends 0.73 1.07 1.16 1.21 1.30 0.77 0.64 0.37 0.84 1.01 0.72 0.75 0.40 0.36 NPAs / Total Assets Originated NPAs / Total Assets 2015 2016 2017 2018 2019 2020 Mar-21 YTD 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 1.2% 1.4% NPAs / Assets title 0.03 0.02 0.00 0.15 0.09 0.12 0.26 2015 2016 2017 2018 2019 2020 Mar- 21 YTD 0.00% 0.10% 0.20% 0.30% Net Charge-offs / YTD Average Loans 84.0 75.0 57.0 63.0 62.6 165.0 173.6 ALL / NPAs 2015 2016 2017 2018 2019 2020 Mar- 21 YTD 0.0% 50.0% 100.0% 150.0% 200.0% ALL / NPAs 1.32 0.94 1.74 1.94 1.73 1.03 0.80 0.91 0.64 0.82 0.87 1.32 0.74 0.63 Past Due Loans / Loans Originated Past Due / Originated Loans 2015 2016 2017 2018 2019 2020 Mar-21 YTD 0.0% 1.0% 2.0% 3.0% Loans Past Due | 13

Acadiana 63% New Orleans 14% Northshore 10% Mississippi 9% Baton Rouge, 4% Deposits $ in m ill io ns 24% 25% 25% 24% 28% 30% 24% 26% 27% 28% 29% 29% 22% 21% 20% 22% 17% 15% 21% 16% 17% 15% 15% 15% 9% 12% 11% 11% 11% 12% Demand deposits NOW Certificates of deposit Money Market Savings Balance 2016 2017 2018 2019 2020 Mar 2021 $0 $600 $1,200 $1,800 $2,400 Change (dollars in thousands) 3/31/20 6/30/20 9/30/20 12/31/20 3/31/21 QoQ YoY Demand Deposits $ 455,512 $ 647,789 $ 629,345 $ 615,700 $ 687,254 $ 71,554 $ 231,742 Savings 206,597 237,168 242,849 250,165 272,021 21,856 65,424 Money Market 266,519 305,668 336,310 333,078 346,662 13,584 80,143 NOW 536,643 688,336 620,081 646,085 679,130 33,045 142,487 CDs 392,230 387,743 378,909 368,793 343,298 (25,495) (48,932) Total Deposits $ 1,857,501 $ 2,266,704 $ 2,207,494 $ 2,213,821 $ 2,328,365 $ 114,544 $ 470,864 • Post 2019 deposit growth largely due to government stimulus & other factors related to COVID-19 • NOW account deposits include $41 million in brokered deposits, which were acquired in 2020. | 14

Yields 4.41 4.36 4.12 4.14 4.18 3.76 3.82 4.11 4.14 1Q 2019 2Q 2019 3Q 2019 4Q 2019 1Q 2020 2Q 2020 3Q 2020 4Q 2020 1Q 2021 3.00% 3.50% 4.00% 4.50% NIM (TE) 5.64 5.68 5.46 5.48 5.43 5.02 4.94 5.20 5.215.23 5.28 5.31 5.03 Loan Yield Loan Yield Excl. PPP 1Q 2019 2Q 2019 3Q 2019 4Q 2019 1Q 2020 2Q 2020 3Q 2020 4Q 2020 1Q 2021 4.50% 5.00% 5.50% 6.00% Yield on Loans(1) 1.04 1.13 1.19 1.16 1.10 0.80 0.63 0.53 0.46 1Q 2019 2Q 2019 3Q 2019 4Q 2019 1Q 2020 2Q 2020 3Q 2020 4Q 2020 1Q 2021 0.0% 0.5% 1.0% 1.5% Cost of Interest-Bearing Liabilities • Average PPP loans in 1Q 2021 = $239 million • PPP fee income recognized in 1Q 2021 = $3.3 million • Cash increase of $219 million, or 341%, YoY • 75% of total loans have a fixed rate | 15 (1) See appendix for reconciliation of Non-GAAP items.

Noninterest Income & Expense 0.65 0.68 0.62 0.62 0.62 0.57 0.63 2015 2016 2017 2018 2019 2020 Mar- 21 YTD 0.55% 0.60% 0.65% 0.70% Noninterest Income(1) 3.04 2.98 2.79 2.83 2.87 2.53 2.47 2015 2016 2017 2018 2019 2020 Mar- 21 YTD 2.00% 2.50% 3.00% 3.50% Noninterest Expense(1) • Gains on sale of mortgage loans remain strong due to lower market rates • Service fees declined primarily due to declines in overdraft fees (1) Excludes noncore items. See appendix for reconciliation of non-GAAP items. (dollars in thousands) 1Q 2020 2Q 2020 3Q 2020 4Q 2020 1Q 2021 Service fees and charges $ 1,464 $ 942 $ 1,123 $ 1,117 $ 1,072 Bank card fees 1,137 1,127 1,331 1,273 1,306 Gain on sale of loans 297 642 904 1,082 1,168 Other 460 392 436 578 514 Total noninterest income $ 3,358 $ 3,103 $ 3,794 $ 4,050 $ 4,060 (dollars in thousands) 1Q 2020 2Q 2020 3Q 2020 4Q 2020 1Q 2021 Compensation $ 9,416 $ 9,362 $ 9,740 $ 9,417 $ 9,664 Data processing 1,819 1,760 1,851 1,913 1,986 Occupancy 1,736 1,653 1,686 1,719 1,696 Other 2,445 2,678 2,839 2,947 2,620 Total noninterest expense $ 15,416 $ 15,453 $ 16,116 $ 15,996 $ 15,966 • Continued investment in technology, infrastructure and people to enhance customer experience. ◦ Branch modernization ◦ Commercial banking product optimization ◦ Mobile and online banking upgrades ◦ Contactless payment technology | 16

Capital $0.07 $0.30 $0.41 $0.55 $0.71 $0.84 $0.88 $0.45 Q1 Q2 Q3 Q4 2014 2015 2016 2017 2018 2019 2020 2021 $0.00 $0.25 $0.50 $0.75 $1.00 Dividends Per Share 10.8% 9.1% 9.4% 9.7% 9.9% 14.9% 14.8% 15.3% 15.2% 15.4% Tier 1 leverage capital Total risk-based capital 1Q 2020 2Q 2020 3Q 2020 4Q 2020 1Q 2021 0.00% 5.00% 10.00% 15.00% 20.00% Capital Ratios (Bank only) • Tier 1 leverage capital reduced in 2020 due to: ◦ PPP loan growth ◦ Increased cash associated with deposit growth during the year• 530,504 shares repurchased in 2020 at an average price of $26.41 • 41,477 shares repurchased in 2021 at an average price of $28.58 • In aggregate, $15 million in cash deployed in 2020 and 1Q 2021. There are 258,603 shares remaining under 2020 Repurchase Plan. Share Repurchase Activity | 17 • $0.23 payable on May 21, 2021, up 5% from the previous quarter.

Investment Perspective Strong earnings and shareholder returns Conservative, well-managed credit culture Well capitalized with capacity for continued growth Market disruption creates new opportunities Disciplined acquirer Insider owners committed to continual improvement | 18

WE ARE ONE TEAM, CREATING EXCEPTIONAL CUSTOMER EXPERIENCES | 19

# Appendix

## (non-GAAP reconciliation)

Home HB Bancorp, Inc.

| (dollars in thousands) | 2015 | 2016 | 2017 | 2018 | 2019 | 2020 | Mar-21 YTD |
|---|---|---|---|---|---|---|---|
| Total shareholders' equity | $ 165,046 | $ 179,843 | $ 277,871 | $ 304,040 | $ 316,329 | $ 321,842 | $ 328,610 |
| Less: intangible assets | 15,304 | 12,762 | 68,033 | 66,055 | 64,472 | 63,112 | 62,813 |
| Non-GAAP tangible shareholders' equity | $ 149,742 | $ 167,081 | $ 209,838 | $ 237,985 | $ 251,857 | $ 258,730 | $ 265,797 |
| | | | | | | | |
| Total assets | $1,551,912 | $1,556,732 | $2,228,121 | $2,153,658 | $2,200,465 | $2,591,850 | $2,707,517 |
| Less: intangible assets | 15,304 | 12,762 | 68,033 | 66,055 | 64,472 | 63,112 | 62,813 |
| Non-GAAP tangible assets | $1,536,608 | $1,543,970 | $2,160,088 | $2,087,603 | $2,135,993 | $2,528,738 | $2,644,704 |
| | | | | | | | |
| Reported net income | $ 12,550 | $ 16,008 | $ 16,824 | $ 31,590 | $ 27,932 | $ 24,765 | $ 11,928 |
| Add: amortization CDI, net tax | 483 | 520 | 496 | 1,458 | 1,251 | 1,074 | 237 |
| Non-GAAP tangible income | $ 13,033 | $ 16,528 | $ 17,320 | $ 33,048 | $ 29,183 | $ 25,839 | $ 12,165 |
| | | | | | | | |
| Return on average equity | 7.8 % | 9.2 % | 8.6 % | 10.9 % | 9.0 % | 7.8 % | 14.8 % |
| Add: intangible assets | 0.7 | 1.1 | 1.1 | 3.9 | 2.8 | 2.4 | 3.9 |
| Non-GAAP return on tangible common equity | 8.5 % | 10.3 % | 9.7 % | 14.8 % | 11.8 % | 10.2 % | 18.7 % |
| | | | | | | | |
| Originated loans | $ 797,845 | $ 884,690 | $ 941,922 | $1,095,160 | $1,251,201 | $1,625,139 | $1,656,725 |
| Acquired loans | 426,521 | 343,143 | 715,873 | 554,594 | 463,160 | 354,815 | 323,143 |
| Total loans | $1,224,366 | $1,227,833 | $1,657,795 | $1,649,754 | $1,714,361 | $1,979,954 | $1,979,868 |
| | | | | | | | |
| Originated NPAs | $ 5,767 | $ 13,012 | $ 22,523 | $ 15,526 | $ 16,421 | $ 10,353 | $ 9,817 |
| Acquired NPAs | 5,616 | 3,634 | 3,238 | 10,444 | 12,121 | 9,628 | 7,457 |
| Total NPAs | $ 11,383 | $ 16,646 | $ 25,761 | $ 25,970 | $ 28,542 | $ 19,981 | $ 17,274 |
| | | | | | | | |
| Originated past due loans | $ 7,252 | $ 5,653 | $ 7,685 | $ 9,549 | $ 16,541 | $ 12,070 | $ 10,415 |
| Acquired past due loans | 8,953 | 5,912 | 21,120 | 22,493 | 13,098 | 8,335 | 5,374 |
| Total past due loans | $ 16,205 | $ 11,565 | $ 28,805 | $ 32,042 | $ 29,639 | $ 20,405 | $ 15,789 |

HB | 20

# Appendix

## (non-GAAP reconciliation)

Home HB Bancorp, Inc.

| *(dollars in thousands)* | 2015 | 2016 | 2017 | 2018 | 2019 | 2020 | Mar-21 YTD |
|---|---|---|---|---|---|---|---|
| Reported noninterest income | $ 8,770 | $ 11,157 | $ 9,962 | $ 13,447 | $ 14,415 | $ 14,305 | $ 4,060 |
| Less: BOLI benefit | — | — | — | — | 1,194 | — | — |
| Less: gain (loss) on sale of assets | — | 641 | (69) | — | (347) | — | — |
| Non-GAAP noninterest income | $ 8,770 | $ 10,516 | $ 10,031 | $ 13,447 | $ 13,568 | $ 14,305 | $ 4,060 |
| | | | | | | | |
| Reported noninterest expense | $ 42,022 | $ 46,797 | $ 46,177 | $ 63,225 | $ 63,605 | $ 62,981 | $ 15,966 |
| Less: lease termination | — | — | — | — | 291 | — | — |
| Less: severance pay | — | — | — | — | 287 | — | — |
| Less: merger-related expenses | 1,411 | 856 | 1,086 | 2,010 | — | — | — |
| Non-GAAP noninterest expense | $ 40,611 | $ 45,941 | $ 45,091 | $ 61,215 | $ 63,027 | $ 62,981 | $ 15,966 |
| | | | | | | | |
| Reported net income | $ 12,550 | $ 16,008 | $ 16,824 | $ 31,590 | $ 27,932 | $ 24,765 | $ 11,928 |
| Add: write-off of FDIC loss sharing indemnification asset, net tax | — | — | — | — | 537 | — | — |
| Less: BOLI benefit | — | — | — | — | 1,194 | — | — |
| Less: gain (loss) on sale of assets, net tax | — | 416 | (45) | — | (274) | — | — |
| Add: merger-related expenses, net tax | 1,166 | 560 | 835 | 1,587 | — | — | — |
| Add: severance pay, net tax | — | — | — | — | 227 | — | — |
| Add: lease termination, net tax | — | — | — | — | 230 | — | — |
| Add: impact of Tax Act and effect of cost segregation | — | — | 2,721 | (819) | — | — | — |
| Total non-core expense (income), net tax | 1,166 | $ 144 | $ 3,601 | $ 768 | $ 74 | $ — | $ — |
| Non-GAAP net income | $ 13,716 | $ 16,152 | $ 20,425 | $ 32,358 | $ 28,006 | $ 24,765 | $ 11,928 |
| | | | | | | | |
| Return on average assets (GAAP) | 0.94 % | 1.04 % | 1.04 % | 1.46 % | 1.27 % | 0.99 % | 1.85 % |
| Add: non-core expense (income), net tax | 0.09 | 0.01 | 0.22 | 0.04 | — | — | — |
| Non-GAAP return on average assets | 1.03 % | 1.05 % | 1.26 % | 1.50 % | 1.27 % | 0.99 % | 1.85 % |
| | | | | | | | |
| Return on average equity (GAAP) | 7.8 % | 9.2 % | 8.6 % | 10.9 % | 9.0 % | 7.8 % | 14.8 % |
| Add: non-core expense (income), net tax | 0.8 | 0.1 | 1.9 | 0.2 | — | — | — |
| Non-GAAP return on average equity | 8.6 % | 9.3 % | 10.5 % | 11.1 % | 9.0 % | 7.8 % | 14.8 % |
| Add: intangible assets | 0.7 | 1.1 | 1.2 | 4.0 | 2.9 | 2.4 | 3.9 |
| Adjusted return on average tangible common equity | 9.3 % | 10.4 % | 11.7 % | 15.1 % | 11.9 % | 10.2 % | 18.7 % |
| | | | | | | | |
| Efficiency ratio (GAAP) | 66.4 % | 63.6 % | 59.3 % | 60.0 % | 63.3 % | 59.1 % | 54.8 % |
| Effect of non-core expense and income | (2.3) | (0.6) | (1.4) | (2.0) | (0.4) | — | — |
| Non-GAAP efficiency ratio | 64.1 % | 63.0 % | 57.9 % | 58.0 % | 62.9 % | 59.1 % | 54.8 % |

HB | 21

# Appendix
## (non-GAAP reconciliation)

Home HB Bancorp, Inc.

| (dollars in thousands, except per share data) | 1Q 2020 | 2Q 2020 | 3Q 2020 | 4Q 2020 | 1Q 2021 |
|---|---|---|---|---|---|
| Total shareholders' equity | $ 312,813 | $ 311,071 | $ 315,068 | $ 321,842 | $ 328,610 |
| Less: intangible assets | 64,119 | 63,777 | 63,439 | 63,112 | 62,813 |
| Non-GAAP tangible shareholders' equity | $ 248,694 | $ 247,294 | $ 251,629 | $ 258,730 | $ 265,797 |
| | | | | | |
| Total assets | $2,248,251 | $2,636,432 | $2,578,735 | $2,591,850 | $2,707,517 |
| Less: intangible assets | 64,119 | 63,777 | 63,439 | 63,112 | 62,813 |
| Non-GAAP tangible assets | $2,184,132 | $2,572,655 | $2,515,296 | $2,528,738 | $2,644,704 |
| | | | | | |
| Common equity ratio | 13.9 % | 11.8 % | 12.2 % | 12.4 % | 12.1 % |
| Less: intangible assets | 2.5 | 2.2 | 2.2 | 2.2 | 2.0 |
| Non-GAAP tangible common equity ratio | 11.4 % | 9.6 % | 10.0 % | 10.2 % | 10.1 % |
| | | | | | |
| Book value per share | $ 34.50 | $ 34.69 | $ 35.68 | $ 36.82 | $ 37.73 |
| Less: intangible assets | 7.07 | 7.11 | 7.19 | 7.22 | 7.21 |
| Non-GAAP tangible book value per share | $ 27.43 | $ 27.58 | $ 28.49 | $ 29.60 | $ 30.52 |
| | | | | | |
| Reported net income | $ 2,482 | $ 2,921 | $ 8,782 | $ 10,580 | $ 11,928 |
| Add: amortization CDI, net tax | 279 | 270 | 267 | 258 | 237 |
| Non-GAAP tangible net income | $ 2,761 | $ 3,191 | $ 9,049 | $ 10,838 | $ 12,165 |
| | | | | | |
| Return on average equity | 3.2 % | 3.7 % | 11.1 % | 13.2 % | 14.8 % |
| Add: intangible assets | 1.2 | 1.4 | 3.2 | 3.7 | 3.9 |
| Non-GAAP return on tangible common equity | 4.4 % | 5.1 % | 14.3 % | 16.9 % | 18.7 % |

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# Appendix

## (non-GAAP reconciliation)

| (dollars in thousands) | 1Q 2020 | 2Q 2020 | 3Q 2020 | 4Q 2020 | 1Q 2021 |
|---|---|---|---|---|---|
| Reported net income | $ 2,482 | $ 2,921 | $ 8,782 | $ 10,580 | $ 11,928 |
| Add: provision expense | 6,257 | 6,471 | — | — | (1,703) |
| Add: income tax expense | 526 | 675 | 2,168 | 2,673 | 2,964 |
| Pre-tax, pre-provision earnings | $ 9,265 | $ 10,067 | $ 10,950 | $ 13,253 | $ 13,189 |
| | | | | | |
| Pre-tax, pre-provision earnings (a) | $ 9,265 | $ 10,067 | $ 10,950 | $ 13,253 | $ 13,189 |
| Average assets (b) | $2,218,915 | $2,564,210 | $2,581,774 | $2,599,375 | $2,620,664 |
| Annualized pre-tax, pre-provision earnings to average assets (a / b) | 1.68 % | 1.58 % | 1.69 % | 2.03 % | 2.04 % |
| | | | | | |
| Reported loan income | $ 23,699 | $ 24,371 | $ 24,769 | $ 26,267 | $ 25,817 |
| Less: PPP loan income | — | 1,373 | 1,729 | 2,793 | 3,894 |
| Loan income excluding PPP loan income | $ 23,699 | $ 22,998 | $ 23,040 | $ 23,474 | $ 21,923 |
| | | | | | |
| Average total loans | $1,735,224 | $1,928,185 | $1,971,174 | $1,984,969 | $1,987,264 |
| Less: average PPP loans | — | 180,712 | 252,504 | 243,721 | 238,813 |
| Average total loans excluding PPP loans | $1,735,224 | $1,747,473 | $1,718,670 | $1,741,248 | $1,748,451 |
| | | | | | |
| Loan yield | 5.43 % | 5.02 % | 4.94 % | 5.20 % | 5.21 % |
| Negative (postive) impact of PPP loans | — | 0.21 | 0.34 | 0.11 | (0.18) |
| Loan yield excluding PPP loans | 5.43 % | 5.23 % | 5.28 % | 5.31 % | 5.03 % |

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